GE CAPITAL MORTGAGE SERVICES, INC.                                 EXHIBIT 99.16
Home Equity Loan Pass-Through Certificates,
Series 1995-HE1
DISTRIBUTION DATE STATEMENT

SEPTEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1995 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)  Amount of distribution
          allocable to principal:

          Class A1     36157TPA3                  59.58526388
                       -------------          ---------------
          Class A2     36157TPB1                   0.00000000
                       -------------          ---------------
          Class A3     36157TPC9                   0.00000000
                       -------------          ---------------
          Class A4     36157TPD7                   0.00000000
                       -------------          ---------------
          Class A5     36157TPE5                   0.00000000
                       -------------          ---------------
          Class A6     36157TPF2                  13.37736751
                       -------------          ---------------
          Class R      36157TPG0                   0.00000000
                       -------------          ---------------
          Class RL     36157TPH8                   0.00000000
                       -------------          ---------------

     (2)  Amount of distribution
          allocable to interest Pay-out
          Rate:

          Class A1     36157TPA3                   3.37540156              7.00%
                       -------------          ---------------   ---------------
          Class A2     36157TPB1                   5.75000000              6.90%
                       -------------          ---------------   ---------------
          Class A3     36157TPC9                   5.83333333              7.00%
                       -------------          ---------------   ---------------
          Class A4     36157TPD7                   6.08333333              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TPE5                   6.28333333              7.54%
                       -------------          ---------------   ---------------

          Class A6     36157TPF2                   5.08958891              7.50%
                       -------------          ---------------   ---------------
          Class R      36157TPG0                   0.00000000              0.00%
                       -------------          ---------------   ---------------
          Class RL     36157TPH8                   0.00000000              0.00%
                       -------------          ---------------   ---------------

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                                                   Pool One          Pool Two
                                              ---------------   ---------------

     (3) Servicing Compensation:                    49,635.97         15,428.12
                                              ---------------   ---------------

     The amounts below are for the
     aggregate of all Certificates:

     (4) Pool Principal Balance;               106,329,898.62     39,979,409.13
         number of Mortgage                   ---------------   ---------------
         Loans:                                         1,690               161
                                              ---------------   ---------------

     (5) Principal Prepayments included for
         Defaulted Mortgage Loans, Defective
         Mortgage Loans, or Liquidating Loans            0.00              0.00
                                              ---------------   ---------------

     (6) Class Certificate Principal
         Balance of each Class;
         Certificate Principal Balance
         of Single Certificate of each
         class:

                                                       Single
                                                     Certificate
      Class                          Class Balance     Balance
           ------------------------------------------------------
           Class A1   36157TPA3      19,581,349.98   519.05500278
                      -------------------------------------------
           Class A2   36157TPB1      35,150,000.00  1000.00000000
                      -------------------------------------------
           Class A3   36157TPC9      17,750,000.00  1000.00000000
                      -------------------------------------------
           Class A4   36157TPD7      14,825,000.00  1000.00000000
                      -------------------------------------------
           Class A5   36157TPE5      16,773,694.00  1000.00000000
                      -------------------------------------------
           Class A6   36157TPF2      39,322,652.57   800.95685829
                      -------------------------------------------
           Class R    36157TPG0           1,000.00  1000.00000000
                      -------------------------------------------
           Class RL   36157TPH8           1,000.00  1000.00000000
                      -------------------------------------------


     (7)  Book value of real estate
          acquired on behalf of
          Certificateholders; number
          of related Mortgage Loans:
                                                         0.00              0.00
                                              ---------------   ---------------
                                                         0.00              0.00
                                              ---------------   ---------------

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     (8)  Aggregate Scheduled Principal
          Balance and number of
          delinquent Mortgage Loans:

          One Payment Delinquent                   910,171.43        294,145.85
                                              ---------------   ---------------
                                                           17                 1
                                              ---------------   ---------------
          Two Payments Delinquent                  128,803.65              0.00
                                              ---------------   ---------------
                                                            3                 0
                                              ---------------   ---------------
          Three or more Payments Delinquent        142,102.74              0.00
                                              ---------------   ---------------
                                                            2                 0
                                              ---------------   ---------------
          TOTAL                                  1,181,077.82        294,145.85
                                              ---------------   ---------------
                                                           22                 1
                                              ---------------   ---------------

                                              ---------------   ---------------

                                              ---------------   ---------------
          In foreclosure                           162,943.73              0.00
                                              ---------------   ---------------
                                                            2                 0
                                              ---------------   ---------------

     (9)  Aggregate Scheduled Principal
          Balance and number of replaced
          Mortgage Loans:                                0.00              0.00
                                              ---------------   ---------------

     (10) Special Repurchase Amount:

                                                         0.00
                                              ---------------

     (11) Repurchase Premium:

                                                         0.00

                                              ---------------
          Class A1     36157TPA3                         0.00
                       -------------          ---------------
          Class A2     36157TPB1                         0.00
                       -------------          ---------------
          Class A3     36157TPC9                         0.00
                       -------------          ---------------
          Class A4     36157TPD7                         0.00
                       -------------          ---------------
          Class A5     36157TPE5                         0.00
                       -------------          ---------------

     (12) Unpaid Net Simple Interest
          Shortfall:

          Class A1     36157TPA3                         0.00
                       -------------          ---------------
          Class A2     36157TPB1                         0.00
                       -------------          ---------------
          Class A3     36157TPC9                         0.00
                       -------------          ---------------
          Class A4     36157TPD7                         0.00
                       -------------          ---------------
          Class A5     36157TPE5                         0.00
                       -------------          ---------------

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     (13) Class Certificate Interest
          Rate:

          Class 1S        184,192.47                    2.079%
                       -------------          ---------------
          Class 2S         43,171.33                    1.296%
                       -------------          ---------------

     (14) Maximum Amount:                       14,990,525.00
                                              ---------------

     (15) Amount Available:                     13,626,088.39
                                              ---------------

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Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By: /S/ Pamela L. Monahan
                               -------------------------------------------------
                               Name:  Pamela L. Monahan

                               Title:  Vice President